UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2024

Fresh2 Group Limited
(Exact name of registrant as specified in its charter)

British Virgin Islands	001-39137	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 5TH AVE STE 2416 NEW YORK, United States	NY 10019-6108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 917-397-6890

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American depositary shares (each representing 20 Class A ordinary shares, par value US$0.01 per share)	FRES	Nasdaq Capital Market
Class A ordinary share, par value US$0.01 per share

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously reported, Fresh2 Group Limited (the “Company”) issued $400,000 of convertible notes and $500,000 of convertible notes to an institutional investor (the “Investor”) on September 25, 2023 and December 6, 2023, respectively.

On February 15, 2024, the Company entered into an amendment to the convertible notes issued on September 25, 2023 (the “Amendment to the September 25, 2023 Convertible Notes”) with the Investor, under which the parties added a floor price of $0.38 to the notes, which is 20% of the closing price of the day before the closing date. Additionally, the “Maturity Date” was adjusted from 18 months after the issuance date to 12 months after the issuance date.

On the same date, the Company entered into an amendment to the convertible notes issued on December 6, 2023 (the “Amendment to the December 6, 2023 Convertible Note”) with the Investor, under which the parties added a floor price of $0.21 to the notes, which is 20% of the closing price of the day before the closing date. Additionally, the “Maturity Date” was adjusted from 18 months after the issuance date to 12 months after the issuance date.

The foregoing description of the Amendment to the September 25, 2023 Convertible Note and the Amendment to the December 6, 2023 Convertible Note does not purport to be complete and is qualified in its entirety by reference to the agreements, the forms of which are filed as Exhibit 4.1 and Exhibit 4.2 hereto and are incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits.

Exhibit No	Document
4.1	Amendment to the September 25, 2023 Convertible Notes, dated February 15, 2024
4.2	Amendment to the December 6, 2023 Convertible Notes, dated February 15, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 16, 2024	Fresh2 Group Limited

	By:	/s/ Haohan Xu
	Name:	Haohan Xu
	Title:	Chief Executive Officer

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